                                                                    EXHIBIT 4.11


                                SECOND AMENDMENT


                 SECOND AMENDMENT, dated as of February 3, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 5, 1997 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation (the "US Borrower"), Viasystems Canada, Inc. (f/k/a Circo Craft Co. Inc.), a Quebec corporation (the "Canadian Borrower"), PCB Investments plc, a corporation organized under the laws of England and Wales ("English Bidco"), Viasystems Holdings Limited (f/k/a Forward Group Plc), a corporation organized under the laws of England and Wales (the "English Borrower"), Chips Acquisition Limited, a private limited company organized under the laws of England and Wales ("Chips Limited"), Viasystems II Limited (f/k/a Interconnection Systems (Holdings) Limited), a private limited company organized under the laws of England and Wales ("ISL" and together with the Canadian Borrower, English Bidco, the English Borrower, Chips Limited and any Future Foreign Subsidiary Borrower, the "Foreign Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to thereto (the "Lenders"), The Chase Manhattan Bank of Canada ("Chase Canada"), as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), Chase Manhattan International Limited, as administrative agent for the English Lenders (in such capacity, the "English Agent"), any Future Foreign Agent which may from time to time be appointed thereunder and The Chase Manhattan Bank ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                 WHEREAS, Holdings, the US Borrower and the Foreign Subsidiary Borrowers have requested that the Lenders, and the Lenders have agreed to, amend certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below to allow (i) the incurrence of up to $125,000,000 of additional Senior Subordinated Indebtedness of the US Borrower to finance Permitted Acquisitions, (ii) the consummation of certain Permitted Acquisitions, (iii) an increase in the unused Permitted Acquisition limit (after giving effect to the contemplated acquisitions) to approximately $150,000,000, (iv) an increase in the US Revolving Credit Commitments of $25,000,000, (v) a portion of the Chips Revolving Credit Commitments to be available to certain Foreign Subsidiary Borrowers on a multicurrency basis as agreed by the lenders providing the same, (vi) to provide a new $70,000,000 Additional US Term Loan, and (vii) certain other amendments set forth herein;

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                 SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                 SECTION 2. Defined Terms. Subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting the definitions of "Available Revolving Credit Commitment", "Borrowing Date", "Chips Revolving Credit Commitment", "Consolidated Total Debt", "Future Acquisition Documents", "US Lenders" and "US Term Loan Lenders" appearing therein in its entirety and substituting in lieu thereof the following new definitions:

                 "'Available Revolving Credit Commitment': as to any Specified Revolving Credit Lender, with respect to any Specified Borrower at any time, an amount equal to the excess, if any, of (a) the amount of such Specified Revolving Credit Lender's Specified Revolving Credit Commitment over (b) the aggregate of (i) the aggregate unpaid principal amount at such time of all Specified Revolving Credit Loans made by such Specified Revolving Credit Lender, (ii) an amount equal to such Specified Revolving Credit Lender's Specified Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Specified Swing Line Loans of the Specified Borrower,
         (iii) an amount equal to such Specified Revolving Credit Lender's Specified Revolving Credit Commitment Percentage of the Specified Accommodation Outstandings of the Specified Lender at such time and
         (iv) if such Specified Revolving Credit Lender is a Multicurrency Lender and such Specified Borrower is ISL, its aggregate Multicurrency Exposures in respect of all Multicurrency Borrowers, collectively, as to all the Specified Revolving Credit Lenders, the "Available Revolving Credit Commitments."

                 "'Borrowing Date': any Business Day specified in a notice pursuant to subsection 2.2, 2.5(e), 2.5(f), 2.6(f) or 2.15 as a date on which the Specified Borrower requests the Specified Lenders to make Specified Loans hereunder."

                 "'Chips Revolving Credit Commitment': as to any English Revolving Credit Lender, its obligation to make Chips Revolving Credit Loans to ISL pursuant to subsection 2.1 and to participate in Specified Accommodations in an aggregate Equivalent Amount (together with, if such Lender is also a Multicurrency Lender, its Specified Multicurrency Exposure) not to exceed at any one time outstanding the amount set forth opposite such English Revolving Credit Lender's name in Schedule 1.1 under the heading "Chips Revolving Credit Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all the English Revolving Credit Lenders, the "Chips Revolving Credit Commitments'."

                 "'Consolidated Total Debt': at a particular date, with respect to US Borrower, the aggregate principal amount of Indebtedness under this Agreement, Financing Leases, purchase money Indebtedness, the Senior Subordinated Indebtedness, and any other Indebtedness for borrowed money of the US Borrower and its Subsidiaries at such date in conformity with GAAP, provided, that any cash collateral applied to secure the reimbursement obligations of the US Borrower under the Chips Letter of Credit, pursuant to subsections 2.5(c) or (d) or 2.10(d) shall be subtracted from the calculation of Consolidated Total Debt; and provided further, that any cash collateral securing Domestic Obligations of the US Borrower as required by subsection 8.2(q) shall be subtracted from the calculation of Consolidated Total Debt only as it applies to the calculation of Consolidated Total Debt to Consolidated EBITDA under subsection 8.1(c)."

                 "'Future Acquisition Documents': any documents evidencing a Permitted Acquisition that are required to be furnished to the Administration Agent pursuant to subsection 8.9(k) or any other acquisition permitted in any amendment hereto."

                 "'US Lenders': Lenders holding US Term Loans or US Revolving Credit Commitments.

                 "'US Term Loan Lenders': the collective reference to the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders, the Tranche C Term Loan Lenders and the Additional US Term Loan Lenders."

                 (b) Deleting the first table appearing in the definition of "Applicable Margin" and substituting therefor the following new table:

                                  Base Rate Loans

                 Type                                      Applicable Margin
                 ----                                      -----------------
                 Tranche A Term Loans                           1.50%
                 Additional US Term Loans                       1.75%
                 Tranche B Term Loans                           2.00%
                 Tranche C Term Loans                           2.50%
                 Revolving Credit Loans
                 (including Swing Line Loans)                   1.50%

                                  Eurocurrency Loans and B/As

                 Type                                      Applicable Margin
                 ----                                      -----------------
                 Tranche A Term Loans                           2.50%
                 Additional US Term Loans                       2.75%
                 Tranche B Term Loans                           3.00%
                 Tranche C Term Loans                           3.50%
                 Revolving Credit Loans
                 (including Letters of Credit and
                 Accommodations)                                2.50%

                 Facility Fee; Commitment Fee              Applicable Margin
                 ----------------------------              -----------------
                                                                0.50%

                 (c) Inserting the following new sentence to the end of the definition of "Joinder Agreement':

         "Any Joinder Agreement which provides solely for a Multicurrency Borrower in the form of Exhibit C to the Additional US Term Loan Amendment need not be executed by the Required Lenders or any existing Specified Agent other than the Administrative Agent."

                 (d) Inserting the following new definitions in the proper alphabetical order:

                 "'Additional US Term Loan': as to any Additional US Term Loan Lender, its term loan to the US Borrower described in subsection 2.5(f), which shall be a US Term Loan for all purposes of this Agreement and the other Loan Documents."

                 "'Additional US Term Loan Amendment': the Second Amendment, dated as of February 3, 1998, to this Agreement.

                 "'Additional US Term Loan Commitment': as to any Additional US Term Loan Lender, its obligation to make Additional US Term Loans pursuant to subsection 2.5(f) in an aggregate amount not to exceed the amount opposite such Additional US Term Loan Lender's name in Schedule I to the Additional US Term Loan Amendment under the heading 'Additional US Term Loan Commitment'; collectively, as to all Additional US Term Loan Lenders, the 'Additional US Term Loan Commitments.'"

                 "'Additional US Term Loan Lenders': the Lenders listed in
         Schedule I to the Additional US Term Loan Amendment which shall be US Term Loan Lenders for all purposes of this Agreement and the other Loan Documents."

                 "'Multicurrency Borrower': any Future Foreign Subsidiary Borrower which is party to a Joinder Agreement, substantially in the form of Exhibit C to the Additional US Term Loan Amendment expressly providing that such Future Foreign Subsidiary Borrower shall be a Multicurrency Borrower."

                 "'Multicurrency Exposure': as to any Multicurrency Lender with respect to any Multicurrency Borrower, the sum of (i) the aggregate unpaid principal Equivalent Amount at such time of all Specified Revolving Credit Loans made by such Multicurrency Lender (or its Affiliate or branch) to such Multicurrency Borrower, (ii) an amount equal to the Equivalent Amount of such Multicurrency Lender's (or its Affiliate or branch's) Specified Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Specified Swing Line Loans of such Multicurrency Borrower and
         (iii) an amount equal to the Equivalent Amount of such Specified Multicurrency Lender's (or its Affiliate or branch's) Specified Revolving Credit Commitment Percentage of the Specified Accommodation Outstandings of such Multicurrency Lender in respect of such Multicurrency Borrower at such time;"

                 "'Multicurrency Lender': as to any Multicurrency Borrower, any English Revolving Credit Lender having a Chips Revolving Credit Commitment and which has (or has an Affiliate or branch which has) a Specified Future Foreign Subsidiary Revolving Credit Commitment."

                 "'Multicurrency Percentage': as to any English Revolving Credit Lender with respect to any borrowing of Chips Revolving Credit Loans, a percentage equal to the percentage which such English Revolving Credit Lender's Specified Available Revolving Credit Commitment constitutes of the aggregate Available Revolving Credit Commitments under the Chips Revolving Credit Commitments after giving effect to the application of the proceeds of such Chips Revolving Credit Loans."

                 SECTION 3. Amendment of Subsection 2.1(d). Subsection 2.1(d) is hereby amended by deleting the first sentence thereof in its entirety and substituting therefore the following new sentence:

         "Subject to the terms and conditions hereof, each Specified Revolving Credit Lender severally agrees to maintain its Existing Revolving Credit Loans and to make additional Revolving Credit Loans to the related Specified Borrower from time to time during the Specified Revolving Credit Commitment Period in an aggregate principal amount or Equivalent Amount thereof in the relevant currency, if applicable, at any one time outstanding, when added to (i) such Specified Lender's Specified Revolving Credit Commitment Percentage of all Specified Accommodation Outstandings and outstanding Specified Swing Line Loans,
         (ii) if such Specified Revolving Credit Lender is a Multicurrency Lender, its aggregate Multicurrency Exposure and (iii) Indebtedness under subsection 8.2(n)(ii) in the case of the US Borrower, not to exceed the amount of such Specified Lender's Specified Revolving Credit Commitment."

                 SECTION 4. Amendment of Subsection 2.2. Subsection 2.2 is hereby amended by adding to the end thereof the following:

         "Notwithstanding anything herein to the contrary, each English Revolving Credit Lender's pro rata share of any Chips Revolving Credit Loan shall be equal to such English Revolving Credit Lender's Multicurrency Percentage."

                 SECTION 5. Amendment of Subsection 2.3(a). Subsection 2.3(a) is hereby amended by adding to the end thereof the following:

         "Notwithstanding the foregoing, no commitment fee shall be payable in respect of any Revolving Credit Commitment to any Multicurrency Borrower"

                 SECTION 6. Amendment of Subsection 2.5. Subsection 2.5 of the Credit Agreement is hereby amended by adding thereto the following new clause (f):

                 "(f) Additional US Term Loan Lenders' Commitments. (i) Subject to (x) the terms and conditions hereof and (y) receipt by the US Borrower subsequent to the effective date of the Additional US Term Loan Amendment of gross cash proceeds of at least $100,000,000 from the issuance of additional Senior Subordinated Indebtedness and net cash proceeds of at least $50,000,000 from the issuance of its common equity to Holdings to finance Permitted Acquisitions, each Additional US Term Loan Lender severally agrees to make Additional US Term Loans on a Business Day subsequent to the effective date of the Additional US Term Loan Amendment and prior to May 1, 1998, in an amount not to exceed the amount set forth opposite such Additional US Term Loan Lender's name on Schedule I to the Additional US Term Loan Amendment.

                 (ii) Amortization of Additional US Term Loans. The aggregate Additional US Term Loans of all the Additional US Term Loan Lenders shall be payable in thirteen (13) consecutive semi-annual installments on the dates and in a principal amount equal to the amounts set forth in subsection 2.5(f) (ii) below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of all the Additional US Term Loans then outstanding).

                   Installment                         Amount
                   -----------                         ------
                June 30, 1998                           $250,000
                December 31, 1998                       $250,000

                June 30, 1999                           $250,000
                December 31, 1999                       $250,000

                June 30, 2000                           $250,000
                December 31, 2000                       $250,000

                June 30, 2001                           $250,000
                December 31, 2001                       $250,000

                June 30, 2002                           $250,000
                December 31, 2002                       $250,000

                June 30, 2003                        $15,000,000
                December 31, 2003                    $15,000,000

                March 31, 2004                       $37,500,000

                 (iii) Procedure for Additional US Term Loan Borrowings. The US Borrower shall give the Administrative Agent irrevocable notice by 12:00 Noon New York City time one Business Day proceeding the requested Borrowing Date requesting that the

         Additional US Term Loan Lenders make the Additional US Term Loans on a Business Day subsequent to the effective date of the Additional US Term Loan Amendment and prior to May 1, 1998. Upon receipt of any such notice from the US Borrower, the Administrative Agent shall promptly notify each Additional US Term Loan Lender thereof. Each Additional US Term Loan Lender will make the amount of its pro rata share of such borrowing available to the Administrative Agent for the account of the US Borrower at the office of the Administrative Agent specified in subsection 12.2 for same day value on the Borrowing Date requested by the US Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the US Borrower at its account with the Administrative Agent maintained at such office. The Additional US Term Loan shall initially be made as Base Rate Loans.

                 (iv) Commitment Fee. The US Borrower agrees to pay to the Administrative Agent for the account of each Additional US Term Loan Lender a commitment fee for the period from and including the effective date of the Additional US Term Loan Amendment to the earlier of the drawdown of the Additional US Term Loans and May 1, 1998, computed at a rate per annum equal to the Applicable Margin for Commitment Fees on the Additional US Term Loan Commitment of such Additional US Term Loan Lender, payable in arrears on the earlier of the drawdown of the Additional US Term Loans and May 1, 1998."

                 SECTION 7. Amendment of Section 2.8(a). Subsection 2.8(a) of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately prior to clause (vii), (b) deleting "and (ix)" and (c) inserting the following in lieu thereof:

         ", (ix) each Additional US Term Loan Lender, such Specified Lender's Ratable Portion of the amounts specified in subsection 2.5(f)(ii) (or, if less, the aggregate amount of the Additional US Term Loans of such Specified Lender then outstanding), on the dates specified in subsection 2.5(f)(ii) (or such earlier date on which the Additional US Term Loans become due and payable pursuant to Section 9) and (x)".

                 SECTION 8. Amendment of Subsection 2.9. Subsection 2.9(ii) of the Credit Agreement is hereby amended by (a) deleting "or (7)" and (b) inserting the following in lieu thereof:

         "(7) Additional US Term Loans, or (8)".

                 SECTION 9. Amendment to Subsection 5.20(a). Subsection 5.20(a) of the Agreement is hereby amended by inserting immediately after the words "any other Person" the following:

         "other than Liens permitted hereby".

                 SECTION 10. Amendment to Subsection 5.20(c). Subsection 5.20(c) of the Agreement is hereby amended by deleting the first word thereof and inserting the following in lieu thereof:

         "As of the Chips Closing Date, the".

                 SECTION 11. Amendment of Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                 "7.10 Pledge of After Acquired Property. If at any time following the Chips Closing Date the US Borrower or any of its Subsidiaries (other than any Foreign Subsidiary) shall acquire at any time property of any nature whatsoever with a monetary value on the date of such acquisition in excess of the Equivalent Amount of $1,000,000 in the aggregate, the US Borrower and any such Subsidiary shall grant to the Collateral Agent for the ratable benefit of the Secured Parties a first priority or first ranking Lien on and security interest in such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory to the Collateral Agent and take such actions as the Collateral Agent shall reasonably require to ensure the priority and perfection of such Lien, provided that (i) only 65% of the voting Capital Stock of any direct Foreign Subsidiary of International Holdings need be so pledged, (ii) with respect to real or immovable property, only fee owned real estate or immovable property in excess of $1,000,000 need be mortgaged, and
         (iii) property subject to a Lien permitted by subsection 8.3(h) or falling within 8.14(a)(ii) need not be so pledged.

                 SECTION 12. Amendment to Subsection 7.12. Subsection 7.12 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                 "7.12 Additional Subsidiaries. If, at any time, any Specified Borrower or any of its Subsidiaries shall form any new Subsidiary after the date of this Agreement (this subsection not constituting authority to form a Subsidiary), such Specified Borrower or such Subsidiary, as the case may be, shall, subject to applicable Requirements of Law and the absence of adverse tax consequences (i) if such Subsidiary is a Domestic Subsidiary of Holdings, cause such new Subsidiary to guarantee the Domestic Obligations, (ii) cause each holder of any Capital Stock of such Subsidiary to pledge 100% of such Capital Stock to the Specified Agent which shall be accompanied by such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Specified Agent and (iii) if such Subsidiary is a Future Foreign Subsidiary Borrower cause 100% of the Capital Stock of such Future Foreign Subsidiary Borrower to be pledged to the Specified Agent to secure the Obligations of such Future Foreign Subsidiary Borrower; provided, that (x) except as provided in clause (iii) in the event such Subsidiary is a direct Foreign Subsidiary of International Holdings, only 65% of the voting Capital Stock of such Foreign Subsidiary need be pledged to the Collateral Agent and (y) no voting Capital Stock of any indirect Foreign Subsidiary of

         International Holdings need be so pledged unless such Foreign Subsidiary is also a direct Subsidiary of a Foreign Subsidiary Borrower and such pledge is only to secure the Specified Obligations of such Foreign Subsidiary Borrower, in which case the foregoing shall be complied with, subject to applicable Requirements of Law.

                 SECTION 13. Amendment of Subsection 7.15. Subsection 7.15 is hereby amended by (a) deleting "$50,000,000" appearing in clause (i) and substituting therefor "$75,000,000" and (b) adding to the end thereof the following new sentence:

         "Use the proceeds of the Additional US Term Loans solely to finance Permitted Acquisitions, provided that up to $20,000,000 of such proceeds may be used to repay outstanding English Revolving Credit Loans and/or Chips Revolving Credit Loans."

                 SECTION 14. Amendment to Subsection 8.1. Subsection 8.1 is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                 "(a) Interest Coverage. Permit the Interest Coverage Ratio of US Borrower for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be less than the ratio set forth opposite such calendar quarter below:

         Calendar Quarter                                   Interest Coverage Ratio
         ----------------                                   -----------------------
          1997   4th      1.75 to 1.00


          1998   1st      1.80 to 1.00
                          2nd                                    1.90 to 1.00
                          3rd                                    2.00 to 1.00
                          4th                                    2.00 to 1.00

          1999   1st      2.05 to 1.00
                          2nd                                    2.10 to 1.00
                          3rd                                    2.15 to 1.00
                          4th                                    2.20 to 1.00

          2000   1st      2.25 to 1.00
                          2nd                                    2.30 to 1.00
                          3rd                                    2.40 to 1.00
                          4th                                    2.50 to 1.00

          2001   1st      2.55 to 1.00
                          2nd                                    2.60 to 1.00

         Calendar Quarter                                   Interest Coverage Ratio
         ----------------                                   -----------------------
                          3rd                                    2.65 to 1.00
                          4th                                    2.75 to 1.00

          2002   1st      2.80 to 1.00
                          2nd                                    2.85 to 1.00
                          3rd                                    2.90 to 1.00
                          4th                                    3.00 to 1.00

          2003   1st      3.00 to 1.00
                          2nd                                    3.00 to 1.00
                          3rd                                    3.00 to 1.00
                          4th                                    3.00 to 1.00

          2004   1st      3.00 to 1.00
                          2nd                                    3.00 to 1.00
                          3rd                                    3.00 to 1.00
                          4th                                    3.00 to 1.00

                 (b) Maintenance of Consolidated EBITDA. Permit Consolidated EBITDA of Holdings for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be less than the amount set forth opposite such calendar quarter below:

          Calendar Quarter                                                Amount
          ----------------                                                ------
          1997               4th                                         $124,000,000

          1998               1st                                          150,000,000
                             2nd                                          162,000,000
                             3rd                                          179,000,000
                             4th                                          191,000,000

          1999               1st                                          200,000,000
                             2nd                                          210,000,000
                             3rd                                          220,000,000
                             4th                                          230,000,000

          2000               1st                                          235,000,000
                             2nd                                          240,000,000
                             3rd                                          250,000,000
                             4th                                          260,000,000

          2001               1st                                          265,000,000
                             2nd                                          270,000,000

          Calendar Quarter                                                Amount
          ----------------                                                ------
                             3rd                                          280,000,000
                             4th                                          285,000,000

          2002               1st                                          290,000,000
                             2nd                                          295,000,000
                             3rd                                          300,000,000
                             4th                                          300,000,000

          2003               1st                                          300,000,000
                             2nd                                          300,000,000
                             3rd                                          300,000,000
                             4th                                          300,000,000

          2004               1st                                          300,000,000
                             2nd                                          300,000,000
                             3rd                                          300,000,000
                             4th                                          300,000,000

                 (c) Maintenance of Consolidated Total Debt to Consolidated EBITDA. Permit the ratio of Consolidated Total Debt of Holdings and its Subsidiaries to Consolidated EBITDA of Holdings and its Subsidiaries for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be greater than the ratio set forth opposite such calendar quarter below; provided that for the purposes of determining the ratio for (i) the period of four consecutive calendar quarters ending at December 31, 1997, Consolidated EBITDA of Holdings and its Subsidiaries for the first and second calendar quarter of 1997 shall be deemed to be $51,800,000 and (ii) for any period of four consecutive calendar quarters ending at March 31, June 30, September 30 or December 31, 1998, Consolidated EBITDA of Holdings and its Subsidiaries for each calendar quarter ending prior to or on March 31, 1998 shall be deemed to be the sum of the actual Consolidated EBITDA of Holdings and its subsidiaries plus $9,000,000, which represents an approximation of the EBITDA of the Permitted Acquisitions contemplated to be made in connection with the Additional US Term Loan Amendment:

         Fiscal Year                                                   Ratio
         -----------                                                   -----
          1997            4th                                       5.50 to 1.00

          1998            1st                                       5.80 to 1.00
                          2nd                                       5.80 to 1.00
                          3rd                                       5.80 to 1.00

         Fiscal Year                                                   Ratio
         -----------                                                   -----
                          4th                                       5.60 to 1.00

          1999            1st                                       5.60 to 1.00
                          2nd                                       5.60 to 1.00
                          3rd                                       5.55 to 1.00
                          4th                                       5.50 to 1.00

          2000            1st                                       5.35 to 1.00
                          2nd                                       5.15 to 1.00
                          3rd                                       4.90 to 1.00
                          4th                                       4.75 to 1.00

          2001            1st                                       4.70 to 1.00
                          2nd                                       4.65 to 1.00
                          3rd                                       4.60 to 1.00
                          4th                                       4.50 to 1.00

          2002            1st                                       4.45 to 1.00
                          2nd                                       4.40 to 1.00
                          3rd                                       4.35 to 1.00
                          4th                                       4.25 to 1.00

          2003            1st                                       4.20 to 1.00
                          2nd                                       4.15 to 1.00
                          3rd                                       4.10 to 1.00
                          4th                                       4.00 to 1.00

          2004            1st                                       4.00 to 1.00
                          2nd                                       4.00 to 1.00
                          3rd                                       4.00 to 1.00
                          4th                                       4.00 to 1.00".

                 SECTION 15. Amendment to Subsection 8.2(b). Subsection 8.2(b) of the Credit Agreement is hereby amended by (a) deleting "$15,000,000" and (b) inserting "$20,000,000".

                 SECTION 16. Amendment to Subsection 8.2(c). Subsection 8.2(c) of the Credit Agreement is hereby amended by deleting the words "outstanding on the Chips Closing Date and".

                 SECTION 17. Amendment to Subsection 8.2(e). Subsection 8.2(e) of the Credit Agreement is hereby amended by (a) deleting "$25,000,000" and (b) inserting "$30,000,000".

                 SECTION 18. Amendment to Subsection 8.2(k). Subsection 8.2(k) of the Credit Agreement is hereby amended by (a) deleting "$35,000,000" and (b) inserting "$42,500,000".

                 SECTION 19. Amendment to Subsection 8.2(o). Subsection 8.2(o) of the Credit Agreement is hereby amended by (a) deleting "$10,000,000" and (b) inserting "$12,500,000".

                 SECTION 20. Amendment to Subsection 8.2(q). Subsection 8.2 of the Credit Agreement is hereby amended by deleting clause (q) therefrom in its entirety and substituting in lieu thereof the following:

                 "(q) unsecured Senior Subordinated Indebtedness of the US Borrower not to exceed $525,000,000 in the aggregate including any permanent refinancing of the Senior Subordinated Financing so long as any Net Cash Proceeds of such refinancing after giving effect thereto are applied in accordance with subsection 2.10; provided that (x) any portion of such Indebtedness in excess of $400,000,000 shall only be used to finance Permitted Acquisitions (or to reimburse Revolving Loans utilized to finance Permitted Acquisitions) and pending such Permitted Acquisitions the Net Cash Proceeds thereof shall be held in a cash collateral account securing the Domestic Obligations of the US Borrower in the sole dominion and control of the Administrative Agent pursuant to documents as are customary and reasonably acceptable to the Administrative Agent and the US Borrower and (ii) any amount in such cash collateral account on May 1, 1998 which has not been applied to finance a Permitted Acquisition is applied irrevocably and permanently to the outstanding Term Loans in accordance to subsection 2.10(d); ".

                 SECTION 21. Amendment to Subsection 8.2(t). Subsection 8.2(t) of the Credit Agreement is hereby amended by deleting clause (t) therefrom in its entirety and substituting in lieu thereof the following:

                 "(t) Indebtedness arising from agreements with Governmental Authorities of any foreign country, or political subdivision or agency thereof, relating to the construction of plants and the purchase and installation (including related training costs) of equipment to be used in a Related Business; provided that such Indebtedness (i) has a maturity in excess of 91 days from June 30, 2005 and (ii) in the aggregate does not exceed $50,000,000 or the Equivalent Amount; and".

                 SECTION 22. Amendment to Subsection 8.3(g). Subsection 8.3(g) of the Credit Agreement is hereby amended by deleting the words "in existence on the Chips Closing Date".

                 SECTION 23. Amendment to Subsection 8.3(q). Subsection 8.3 of the Credit Agreement is hereby amended by deleting clause (q) therefrom in its entirety and substituting in lieu thereof the following:

                 "(q) Liens on property financed thereby securing grants and Indebtedness permitted under subsection 8.2(t)."

                 SECTION 24. Amendment to Subsection 8.4(b). Subsection 8.4(b) of the Credit Agreement is hereby amended by deleting the words "in existence on the Chips Closing Date".

                 SECTION 25. Amendment to Subsection 8.4. Subsection 8.4 of the Credit Agreement is hereby amended by (a) deleting the word "and" in subsection 8.4(h) and (b) inserting the following new words and punctuation immediately after the words "subsection 8.2(s)" in subsection 8.2(i):

                 "; and (j) Guarantee Obligations of Holdings or its Subsidiaries in respect of the incurrence of grants and Indebtedness permitted under subsection 8.2(t)".

                 SECTION 26. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting the table appearing therein and substituting therefor the following:

                 "Fiscal Year                            Amount
                  -----------                            ------
                 1997                                    $115,000,000
                 1998                                    $145,000,000
                 1999                                    $125,000,000
                 2000 and thereafter                     $125,000,000".

                 SECTION 27. Amendment to Subsection 8.9(e). Subsection 8.9(e) of the Credit Agreement is hereby amended by deleting the words "in existence on the Chips Closing Date and".

                 SECTION 28. Amendment to Subsection 8.9(k). Subsection 8.9 of the Credit Agreement is hereby amended by deleting clause (k) therefrom in its entirety and substituting in lieu thereof the following:

                 "(k) so long as after giving effect thereto no Default or Event of Default shall have occurred and be continuing, Investments after the Chips Closing Date by Subsidiaries of Holdings resulting from Permitted Acquisitions in an aggregate amount (which may additionally include Indebtedness permitted by subsections 8.2(m) and 8.2(q)(x)) not to exceed the sum of (A) the amount of $315,000,000 (provided that the amount in excess of $100,000,000 shall only be available from and after the date of receipt by the US Borrower subsequent to the effective date of the Additional US Term

         Loan Amendment of gross cash proceeds of at least $100,000,000 from the issuance of additional Senior Subordinated Indebtedness and net cash proceeds of at least $50,000,000 from the issuance of its common equity to Holdings to finance Permitted Acquisitions); and (B) the amount of common stock of Holdings issued subsequent to the Chips Closing Date in connection with Permitted Acquisitions and (C) the portion of Excess Cash Flow for all prior fiscal years commencing with 1997 retained by Holdings and not utilized pursuant to subsection 8.8(c) or the last sentence of this subsection 8.9, provided, that (i) the Administrative Agent shall have received, at least fifteen (15) days prior to such Permitted Acquisition, (I) such opinions (including with respect to environmental matters), certificates and copies of related agreements and documents as it shall reasonably request and
         (II) a certificate of a Responsible Officer of Holdings after giving effect to such Permitted Acquisition showing the aggregate purchase price (including the assumption of any Indebtedness) for Permitted Acquisitions made by Holdings and its Subsidiaries since the Chips Closing Date, (ii) such actions as may be required or reasonably requested to ensure that the Specified Agent, for the ratable benefit of the Specified Lenders, has a perfected first priority security interest or first ranking hypothec in any assets required to be secured pursuant to subsections 7.10 and 7.12 or any other Loan Document, subject to Liens permitted by subsection 8.3, shall have been taken and (iii) (I) on a pro forma basis for the period of four consecutive fiscal quarters most recently ended (assuming the consummation of such Permitted Acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four consecutive fiscal quarters), Holdings shall be in compliance with the covenants contained in subsection 8.1 and (II) the Administrative Agent shall have received calculations in reasonable detail reasonably satisfactory to it showing compliance with the requirements of this clause (iii) certified by a Responsible Officer of Holdings;"

                 SECTION 29. Amendment to Subsection 11.6(D). Subsection 11.6(D) is hereby amended by deleting the words "and (D)" and substituting in lieu thereof the following:

         "(D) as permitted by subsections 8.3(b), (e), (i), (k) and (m), 8.4(e), (f), (g) and (j) and 8.9(c), (d) and (f) and Schedules 8.2, 8.3, 8.4 and 8.9 and (E)".

                 SECTION 30. Amendment of Schedule 1.1. The US Revolving Credit Commitments of the US Revolving Credit Lenders are hereby amended as set forth in Schedule II attached hereto. In connection with such amendment, on the effective date of this Amendment, the Administrative Agent shall adjust the outstanding US Revolving Credit Loans and Specified Participating Interests of the US Revolving Credit Lenders so that each US Revolving Credit Lender's percentage of the outstanding US Revolving Credit Loans and Specified Participating Interests shall equal its Specified Revolving Credit Commitment Percentage. To facilitate such adjustment, each US Revolving Credit Lender whose US Revolving Credit Commitment is being increased will make such payments to the Administrative Agent, for the account of the other US Revolving Credit Lenders, as the Administrative Agent determines is necessary to effect such adjustment.

                 SECTION 31. Amendments of Schedules 8.2, 8.3, 8.4 and 8.9 and the Administrative Schedule. (a) Schedules 8.2, 8.3, 8.4 and 8.9 are hereby amended to read in their respective entireties as set forth in Schedules III, IV, V and VI attached hereto, respectively.

                 (b) Section IV of the Administrative Schedule is hereby amended by deleting "$15,000,000" appearing in the first sentence thereof relating to the US Borrower and substituting therefor "$40,000,000".


                 SECTION 32. Representations and Warranties. After giving affect to this Amendment, Holdings and the US Borrower (and each Foreign Subsidiary Borrower, only as to itself, and its Subsidiaries) hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

                 SECTION 33. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent by no later than February 12, 1998 of:

                 (a) Amendment. Counterparts of this Amendment, duly executed and delivered by Holdings, the US Borrower, the Foreign Subsidiary Borrowers, the majority of the English Revolving Credit Lenders who hold the Chips Revolving Credit Commitments, the Additional US Term Loan Lenders, the Lenders whose US Revolving Credit Commitments will be increased and the Required Lenders.

                 (b) Acknowledgement. An acknowledgement and consent in the form of Exhibit A executed by the Credit Parties; and

                 (c) Legal Opinion. An executed legal opinion of Weil, Gotshal & Manges LLP satisfactory in form and substance to the Administrative Agent.

                 (d) Fees. Such fees as shall have been agreed to by Holdings, the US Borrower, Chase and CSI.

                 SECTION 34. Continuing Effect of Credit Agreement. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                 SECTION 35. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        VIASYSTEMS GROUP, INC.,
                                         as Guarantor

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        BORROWERS

                                        VIASYSTEMS, INC.,
                                         as US Borrower

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS CANADA, INC.,
                                         as Canadian Borrower

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        PCB INVESTMENTS PLC,
                                         as English Bidco

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS HOLDING LIMITED,
                                         as English Borrower

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CHIPS ACQUISITION LIMITED,
                                         as a Foreign Subsidiary Borrower

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS II LIMITED,
                                         as a Foreign Subsidiary Borrower


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        AGENTS

                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and
                                         Collateral Agent, and as a Lender


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK OF CANADA,
                                         as Canadian Agent, and as
                                         a Canadian Lender


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CHASE MANHATTAN INTERNATIONAL LIMITED,
                                         as English Agent


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        CHASE MANHATTAN BANK DELAWARE,
                                         as a US Issuing Lender


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        US LENDERS

                                        CIBC INC.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANK OF MONTREAL


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE FUJI BANK LIMITED, NEW YORK BRANCH

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        BANKERS TRUST

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        NATIONAL WESTMINSTER BANK Plc

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V.


                                        By:
                                           -----------------------------
                                        Its:
                                            ----------------------------


                                        By:
                                           -----------------------------
                                        Its:
                                            ----------------------------



                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:



                                        THE SAKURA BANK, LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        NATIONAL BANK OF CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        BANQUE NATIONALE DE PARIS,
                                         NEW YORK BRANCH


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        ARAB BANKING CORPORATION (B.S.C.)

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        DLJ CAPITAL FUNDING, INC.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANKBOSTON, N.A.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ALLSTATE INSURANCE COMPANY


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        OCTAGON CREDIT INVESTORS LOAN
                                        PORTFOLIO, FORMERLY CHL HIGH YIELD
                                        LOAN PORTFOLIO (a unit of THE CHASE
                                        MANHATTAN BANK)

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        PRIME INCOME TRUST


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ORIX USA CORPORATION

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        PAMCO CAYMAN LTD.

                                        By: Protective Asset Management
                                            Company, as Collateral Manager


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By: Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        DEBT STRATEGIES FUND, INC.

                                        By: Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        KZH-SOLEIL CORPORATION (formerly known
                                        as KZH Holding Corporation)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        AMARA-1 FINANCE LTD.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        AMARA-2 FINANCE LTD.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        PILGRIM AMERICA PRIME RATE TRUST


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        SENIOR DEBT PORTFOLIO

                                        By: Eaton Vance Management
                                            as Investment Advisor


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        APPALOOSA MANAGEMENT, L.P.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        SHENKMAN CAPITAL


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        INDOSUEZ CAPITAL


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CANADIAN LENDERS

                                        BANK OF NOVA SCOTIA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANK OF MONTREAL


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        FUJI BANK CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ROYAL BANK OF CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CITIBANK CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANK OF TOKYO-MITSUBISHI (CANADA)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE SAKURA BANK (CANADA)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE SUMITOMO BANK (CANADA)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BT BANK OF CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        NATIONAL BANK OF CANADA

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS (CANADA)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        FIRST CHICAGO NBD BANK, CANADA

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ENGLISH LENDERS


                                        THE CHASE MANHATTAN BANK


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA



                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANK OF MONTREAL


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ROYAL BANK OF CANADA


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        NATIONAL WESTMINSTER BANK Plc


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANQUE FRANCAISE DU COMMERCE
                                         EXTERIEUR

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS, LONDON
                                        BRANCH


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BHF BANK AKTIENGESELLSCHAFT


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        SAKURA BANK LIMITED LONDON BRANCH


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BANK OF NEW YORK

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        BANK OF TOKYO-MITSUBISHI


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        CIBC WOOD GUNDY PLC


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        FIRST CHICAGO NBD BANK

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        THE SUMITOMO BANK (CANADA)


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        APPALOOSA MANAGEMENT, L.P.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        FLOATING RATE PORTFOLIO


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        BALANCED HIGH-YIELD FUND I LIMITED

                                        BY: BHF BANK AKTIENGESELLSCHAFT,
                                        acting through its New York branch as
                                        attorney-in-fact


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                  SCHEDULE I


Additional US                                            Additional US
Term Loan Lender                                         Term Loan Commitment
-------------------                                      --------------------
THE CHASE MANHATTAN BANK                                     $46,000,000

MERRILL LYNCH SENIOR                                          $6,000,000
FLOATING RATE FUND

ALLSTATE INSURANCE COMPANY                                    $4,000,000

PRIME INCOME TRUST                                            $3,000,000

OCTAGON CREDIT INVESTORS                                      $3,000,000
LOAN PORTFOLIO

ORIX USA CORPORATION                                          $3,000,000

HIGH YIELD FUND                                               $3,000,000

BANK OF NOVA SCOTIA                                           $2,000,000

Total                                                        $70,000,000

                                  SCHEDULE II


US Revolving Credit Lender                          US Revolving Credit Commitment
--------------------------                          ------------------------------
THE CHASE MANHATTAN BANK                                    $35,109,971.25

CIBC INC.                                                   $15,073,493.72

BANK OF MONTREAL                                            $ 7,158,385.09

THE BANK OF NOVA SCOTIA                                     $15,000,000.00

CITIBANK                                                    $11,121,552.36

FUJI BANK LIMITED, NEW YORK BRANCH                          $ 9,540,186.00

BANK OF TOKYO-MITSUBISHI                                    $ 6,487,326.42
TRUST COMPANY

BANKERS TRUST                                               $ 6,487,326.42

ABN AMRO BANK N.V.                                          $ 8,500,000.00

THE FIRST NATIONAL BANK OF CHICAGO                          $ 6,487,326.42

SAKURA BANK                                                 $ 6,487,326.42

THE SUMITOMO BANK, LIMITED,
NEW YORK BRANCH                                             $ 1,795,031.06

NATIONAL BANK OF CANADA                                     $ 6,487,326.42

BANQUE NATIONALE DE PARIS,
NEW YORK BRANCH                                             $ 2,863,354.04

ARAB BANKING CORPORATION (B.S.C)                            $ 4,130,434.78

DLJ CAPITAL FUNDING, INC.                                   $ 2,173,913.04

LONG TERM CREDIT BANK OF JAPAN,
LIMITED                                                     $ 9,130,434.78

THE BANK OF NEW YORK                                        $ 4,130,434.78

FIRST NATIONAL BANK OF BOSTON                       $ 4,130,434.78

BANQUE FRANCAISE DU                                 $ 5,000,000.00
COMMERCE EXTERIEUR

VAN KAMPEN AMERICAN                                 $ 2,639,751.55

NATIONAL WESTMINSTER                                $14,056,990.67


         Total                                      $  175,000,000

                                                                       EXHIBIT A




                          ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         1) acknowledges and consents to the execution, delivery and performance of (i) the Second Amendment (the "Second Amendment"), dated as of February __, 1998, to the Second Amended and Restated Credit Agreement dated as of June 5, 1997 (as the same may be amended, amended and restated) supplemented or otherwise modified from time to time, the "Credit Agreement"), among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation (the "US Borrower"), Viasystems Canada, Inc. (f/k/a Circo Craft Co. Inc.), a Quebec corporation (the "Canadian Borrower"), PCB Investments plc, a corporation organized under the laws of England and Wales ("English Bidco"), Viasystems Holdings Limited (f/k/a Forward Group Plc), a corporation organized under the laws of England and Wales (the "English Borrower"), Chips Acquisition Limited, a private limited company organized under the laws of England and Wales ("Chips Limited"), Viasystems II Limited (f/k/a Interconnection Systems (Holdings) Limited), a private limited company organized under the laws of England and Wales ("ISL" and together with the Canadian Borrower, English Bidco, the English Borrower and Chips Limited, the "Foreign Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to thereto (the "Lenders"), The Chase Manhattan Bank of Canada ("Chase Canada"), as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), Chase Manhattan International Limited, as administrative agent for the English Lenders (in such capacity, the "English Agent"), any Future Foreign Agent which may from time to time be appointed thereunder and The Chase Manhattan Bank ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and (ii) all of the documents and transactions contemplated by the Second Amendment;

         2) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  February __, 1998

                                        VIASYSTEMS GROUP, INC.

                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS, INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS TECHNOLOGIES CORP.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS INTERNATIONAL, INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS CANADA, INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        PCB INVESTMENTS PLC


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS HOLDINGS LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        CHIPS ACQUISITION LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                        VIASYSTEMS II LIMITED


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                                     SCHEDULES III, IV, V AND VI





                                   [ATTACHED]

                                          LEGAL OPINION OF WEIL GOTSHAL & MANGES